Fees Summary	Dec. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,229,994.67
Previously Paid Amount	0.00
Total Fee Amount	584.16
Total Offset Amount	0.00
Net Fee	$ 584.16